UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

May 29, 2015
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

World Headquarters
3001 Summer Street
Stamford, Connecticut 06926
(Address of principal executive offices)

(203) 356-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On May 29, 2015, Pitney Bowes Inc. (“PBI”) issued a press release announcing the consummation of the sale of 100% of the issued and outstanding shares of common stock of Imagitas, Inc., a Delaware corporation and a wholly-owned subsidiary of PBI, to Red Ventures Holdco, LP (the “Buyer”), pursuant to the Stock Purchase Agreement (the “Purchase Agreement”), dated as of May 11, 2015, between PBI and the Buyer. A copy of the press release announcing entrance into the Purchase Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Current Report.

ITEM 9.01. EXHIBITS

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release of Pitney Bowes Inc. dated May 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2015	Pitney Bowes Inc. By: /s/ Amy C. Corn Name: Amy C. Corn Title: Vice-President, Secretary and Chief Governance Officer

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press release of Pitney Bowes Inc. dated May 29, 2015.